UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2009
LAMAR ADVERTISING COMPANY
LAMAR MEDIA CORP.
(Exact name of registrants as specified in their charters)

Delaware	0-30242	72-1449411
Delaware	1-12407	72-1205791
(States or other jurisdictions	(Commission File	(IRS Employer
of incorporation)	Numbers)	Identification Nos.)
5551 Corporate Boulevard, Baton Rouge, Louisiana 70808
(Address of principal executive offices and zip code)
(225) 926-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     As previously disclosed in our Form 10-Q for the quarterly period ended March 31, 2009 (“First Quarter Form 10-Q”), Lamar Advertising Company (“Lamar Advertising”) adopted, effective January 1, 2009, the Financial Accounting Standards Board’s (“FASB”) Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP APB 14-1”), which clarifies the accounting for convertible debt instruments that may be settled in cash (including partial cash settlement) upon conversion. FSP APB 14-1 requires issuers to account separately for the liability and equity components of certain convertible debt instruments in a manner that reflects the issuer’s nonconvertible debt borrowing rate when interest cost is recognized.
     FSP APB 14-1 requires bifurcation of a component of the debt, classification of that component in equity and the accretion of the resulting discount on the debt to be recognized as part of interest expense in our consolidated statements of operations. For more details related to the adoption of FSP APB 14-1, see Convertible Debt in footnote 8 of the Financial Statements included in Exhibit 99(c).
     We have updated the following financial information in our Annual Report on Form 10-K for the year ended December 31, 2008 (the “Form 10-K”) to present such information on a basis consistent with our First Quarter Form 10-Q:
•	The Consolidated Financial Statements, including the notes thereto, for the years ended December 31, 2008, 2007 and 2006, as set forth in Item 8. Financial Statements of Exhibit 99(c) have been revised to reflect the adoption of FSP APB 14-1.

•	Item 6. Selected Financial Data of Exhibit 99(a) has been revised to reflect the adoption of FSP APB 14-1, and

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Exhibit 99(b) have also been revised solely to conform to the presentation of the reclassified consolidated results of operations.
     FSP APB 14-1 did not have an impact on Lamar Media Corp (“Lamar Media”) , therefore Lamar Media’s financial information has not been recast. However, since Lamar Media files a Combined Report with Lamar Advertising, Lamar Media’s information is included in Exhibit 99(c) and 99(b) in its original form.
     The attached information should be read together with the Form 10-K and the Registrant’s SEC filings subsequent to the Form 10-K, including its First Quarter Form 10-Q and Current Reports on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

23(a)	Consent of KPMG LLP

99(a)	Item 6. Selected Financial Data of Lamar Advertising Company — recast to reflect adoption of APB 14-1.

99(b)	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Lamar Advertising Company and Lamar Media Corp. — recast to reflect adoption of APB 14-1.

99(c)	Item 8. Financial Statements of Lamar Advertising Company and Lamar Media Corp. — recast to reflect adoption of APB 14-1.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2009	LAMAR ADVERTISING COMPANY

	By:	/s/ Keith A. Istre Keith A. Istre
Treasurer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23(a)	Consent of KPMG LLP

99(a)	Item 6. Selected Financial Data of Lamar Advertising Company — recast to reflect adoption of APB 14-1.

99(b)	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Lamar Advertising Company and Lamar Media Corp. — recast to reflect adoption of APB 14-1.

99(c)	Item 8. Financial Statements of Lamar Advertising Company and Lamar Media Corp. — recast to reflect adoption of APB 14-1.